RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 41.2%

Net 1 UEPS Technologies,

Inc.*†

80

$

2,349

INFORMATION TECHNOLOGY 7.5%

Plantronics, Inc.†

90

2,340

Checkpoint Systems, Inc.*

90

2,338

Ansys, Inc.*

120

$

4,975

Cymer, Inc.*†

60

2,336

Flir Systems, Inc.*

150

4,695

Avocent Corp.*†

100

2,331

Micros Systems, Inc.*†

60

4,210

MPS Group, Inc.*†

210

2,297

Foundry Networks, Inc.*†

240

4,205

Technitrol, Inc.

80

2,286

Polycom, Inc.*

150

4,167

ATMI, Inc.*

70

2,258

Equinix, Inc.*†

40

4,043

Zoran Corp.*†

100

2,251

Sybase, Inc.*†

150

3,913

Advent Software, Inc.*†

40

2,164

ON Semiconductor Corp.*†

410

3,641

Dycom Industries, Inc.*†

80

2,132

Arris Group, Inc.*

363

3,622

j2 Global Communications,

Parametric Technology

Inc.*†

100

2,117

Corp.*†

200

3,570

MKS Instruments, Inc.*†

110

2,105

Jack Henry & Associates, Inc.

130

3,164

Entegris, Inc.*

240

2,071

3Com Corp.*

690

3,119

ViaSat, Inc.*

60

2,066

Anixter International, Inc.*

50

3,113

Synaptics, Inc.*

50

2,058

ValueClick, Inc.*

140

3,066

Semtech Corp.*†

130

2,018

Atheros Communications,

Macrovision Corp.*†

110

2,016

Inc.*

100

3,054

Insight Enterprises, Inc.*

110

2,006

TIBCO Software, Inc.*†

360

2,905

FEI Co.*

80

1,986

Concur Technologies, Inc.*

80

2,897

Brooks Automation, Inc.*

150

1,982

Rofin-Sinar Technologies,

Amkor Technology, Inc.*†

230

1,962

Inc.*

60

2,887

Standard Microsystems

Informatica Corp.*

160

2,883

Corp.*

50

1,954

Itron, Inc.*†

30

2,879

MicroStrategy, Inc. — Class

RF Micro Devices, Inc.*†

490

2,798

A*

20

1,902

Comtech

Brightpoint, Inc.*

120

1,843

Telecommunications

SonicWALL, Inc.*

170

1,822

Corp.*

50

2,700

Cabot Microelectronics

Euronet Worldwide, Inc.*†

90

2,700

Corp.*†

50

1,796

Progress Software Corp.*

80

2,694

SPSS, Inc.*

50

1,796

CACI International, Inc. —

Ariba, Inc.*

160

1,784

Class A*

60

2,686

Epicor Software Corp.*

150

1,767

SAIC, Inc.*†

130

2,616

Mantech International Corp.

Quest Software, Inc.*

140

2,582

— Class A*

40

1,753

Lawson Software, Inc.*

250

2,560

VistaPrint Ltd.*

40

1,714

PMC - Sierra, Inc.*

390

2,551

MTS Systems Corp.†

40

1,707

Skyworks Solutions, Inc.*

300

2,550

THQ, Inc.*†

60

1,691

Netgear, Inc.*†

70

2,497

Tessera Technologies, Inc.*†

40

1,664

Benchmark Electronics,

United Online, Inc.†

140

1,655

Inc.*†

140

2,482

Littelfuse, Inc.*

50

1,648

Electronics for Imaging,

Methode Electronics, Inc. —

Inc.*†

110

2,473

Class A

100

1,644

Perot Systems Corp. — Class

Blue Coat Systems, Inc.*

50

1,644

A*†

180

2,430

Electro Scientific Industries,

Nuance Communications,

Inc.*

80

1,588

Inc.*†

130

2,428

Hutchinson Technology, Inc.*

60

1,579

SRA International, Inc. —

EMS Technologies, Inc.*

50

1,512

Class A*

80

2,356

1

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Pericom Semiconductor

SiRF Technology Holdings,

Corp.*

80

$

1,496

Inc.*†

40

$

1,005

Sycamore Networks, Inc.*

380

1,459

Cogent, Inc.*

90

1,004

Novatel Wireless, Inc.*†

90

1,458

Cass Information Systems,

Mattson Technology, Inc.*

170

1,455

Inc.

30

1,002

Bankrate, Inc.*†

30

1,443

Triquint Semiconductor,

CMGI, Inc.*

110

1,440

Inc.*†

150

995

TheStreet.com, Inc.†

90

1,433

Digital River, Inc.*†

30

992

JDA Software Group, Inc.*

70

1,432

Emulex Corp.*†

60

979

AMIS Holdings, Inc.*

140

1,403

Hittite Microwave Corp.*†

20

955

Palm, Inc.†

220

1,395

Cirrus Logic, Inc.*†

180

950

Loral Space &

Ultimate Software Group,

Communications, Inc.*

40

1,370

Inc.*

30

944

Excel Technology, Inc.*

50

1,355

InterDigital, Inc.*

40

933

LoJack Corp.*

80

1,345

Take-Two Interactive

Microsemi Corp.*

60

1,328

Software, Inc.*†

50

923

CSG Systems International,

Cohu, Inc.

60

918

Inc.*

90

1,325

Advanced Energy Industries,

Formfactor, Inc.*

40

1,324

Inc.*

70

916

AsiaInfo Holdings, Inc.*

120

1,320

Mastec, Inc.*†

90

915

Vignette Corp.*

90

1,315

Diodes, Inc.*†

30

902

Rimage Corp.*†

50

1,298

Newport Corp.*†

70

895

Immersion Corp.*†

100

1,295

Extreme Networks, Inc.*

250

885

CTS Corp.†

130

1,291

S1 Corp.*

120

876

Sonus Networks, Inc.*†

220

1,283

EPIQ Systems, Inc.*

50

871

RealNetworks, Inc.*†

210

1,279

Radiant Systems, Inc.*

50

862

Digi International, Inc.*

90

1,277

ADTRAN, Inc.†

40

855

SYKES Enterprises, Inc.*

70

1,260

Trident Microsystems, Inc.*†

130

853

KEMET Corp.*

180

1,193

EarthLink, Inc.*

120

848

Gerber Scientific, Inc.*

110

1,188

Adaptec, Inc.*

250

845

SYNNEX Corp.*

60

1,176

Super Micro Computer, Inc.*

110

844

Art Technology Group, Inc.*†

270

1,166

LoopNet, Inc.*†

60

843

infoUSA, Inc. — Class B

130

1,161

Blackbaud, Inc.

30

841

Aspen Technology, Inc.*†

70

1,135

Harmonic, Inc.*

80

838

Keynote Systems, Inc.*

80

1,124

Ness Technologies, Inc.*

90

831

Photronics, Inc.*†

90

1,122

SI International, Inc.*

30

824

Vasco Data Security

Kulicke & Soffa Industries,

International*

40

1,117

Inc.*†

120

823

Sigma Designs, Inc.*†

20

1,104

Faro Technologies, Inc.*

30

815

Quantum Corp.*

410

1,103

Intermec, Inc.*†

40

812

iGate Corp.*

130

1,101

Anadigics, Inc.*†

70

810

Ultra Clean Holdings*

90

1,098

Blackboard, Inc.*†

20

805

Sohu.com, Inc.*

20

1,090

Heartland Payment Systems,

Black Box Corp.

30

1,085

Inc.†

30

804

Wright Express Corp.*†

30

1,065

LivePerson, Inc.*

150

801

TTM Technologies, Inc.*†

90

1,049

The Knot, Inc.*

50

797

CPI International, Inc.*

60

1,026

Rudolph Technologies, Inc.*†

70

792

Smart Modular Technologies

Manhattan Associates, Inc.*

30

791

WWH, Inc.*

100

1,018

Plexus Corp.*

30

788

Micrel, Inc.

120

1,014

MAXIMUS, Inc.

20

772

CNET Networks, Inc.*†

110

1,005

Marchex, Inc.†

70

760

2

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Mentor Graphics Corp.*

70

$

755

Waddell & Reed Financial,

Imergent, Inc.†

70

741

Inc. — Class A†

90

$

3,248

Ciber, Inc.*

120

733

IPC Holdings Ltd.†

110

3,176

DSP Group, Inc.*

60

732

Max Capital Group Ltd.†

110

3,079

Greenfield Online, Inc.*

50

731

Apollo Investment Corp.

180

3,069

L-1 Identity Solutions, Inc.*†

40

718

Montpelier Re Holdings Ltd.†

180

3,062

Exar Corp.*

90

717

National Retail Properties,

Wind River Systems, Inc.*†

80

714

Inc.†

130

3,039

Gartner, Inc. — Class A*†

40

702

SVB Financial Group*†

60

3,024

DealerTrack Holdings, Inc.*†

20

669

Delphi Financial Group, Inc.

Omniture, Inc.*†

20

666

— Class A

80

2,822

Measurement Specialties,

BioMed Realty Trust, Inc.†

120

2,780

Inc.*

30

663

Knight Capital Group, Inc. —

Chordiant Software, Inc.*

70

599

Class A*†

190

2,736

Avid Technology, Inc.*†

20

567

Realty Income Corp.†

100

2,702

Cybersource Corp.*†

30

533

Cathay General Bancorp†

100

2,649

BearingPoint, Inc.*†

180

509

Phoenix Cos., Inc.

220

2,611

Coherent, Inc.*

20

501

UCBH Holdings, Inc.†

180

2,549

Agilysys, Inc.

30

454

DiamondRock Hospitality

Rogers Corp.*

10

434

Co.†

170

2,547

Cognex Corp.

20

403

First Niagara Financial

Scansource, Inc.*†

10

324

Group, Inc.†

200

2,408

OmniVision Technologies,

Entertainment Properties

Inc.*†

20

313

Trust

50

2,350

SAVVIS, Inc.*

10

279

South Financial Group, Inc.†

150

2,344

CommScope, Inc.*

5

233

Strategic Hotels & Resorts,

Daktronics, Inc.†

10

226

Inc.†

140

2,342

Commvault Systems, Inc.*

10

212

Citizens Banking Corp.

160

2,322

Imation Corp.†

10

210

International Bancshares

ACI Worldwide, Inc.*†

10

190

Corp.

110

2,303

Sapient Corp.*

20

176

RLI Corp.

40

2,272

Applied Micro Circuits

United Bankshares, Inc.

80

2,242

Corp.*

20

175

Odyssey Re Holdings Corp.

60

2,203

Websense, Inc.*†

10

170

Sunstone Hotel Investors,

Tekelec*

10

125

Inc.†

120

2,195

PC Connection, Inc.*

10

114

Ares Capital Corp.

150

2,194

Total Information Technology

________

304,064

American Financial Realty

Trust

270

2,165

FINANCIALS 7.4%

MB Financial Corp.

70

2,158

Alexandria Real Estate

Stifel Financial Corp.*†

40

2,103

Equities, Inc.†

50

5,083

Omega Healthcare Investors,

Nationwide Health Properties,

Inc.

130

2,086

Inc.†

140

4,392

National Western Life

Aspen Insurance Holdings

Insurance Co. — Class A

10

2,074

Ltd.†

140

4,038

First Community Bancorp

50

2,062

Platinum Underwriters

Prosperity Bancshares, Inc.

70

2,057

Holdings Ltd.†

100

3,556

Signature Bank*†

60

2,025

Senior Housing Properties

Pacific Capital Bancorp

100

2,013

Trust

150

3,402

Umpqua Holding Corp.†

130

1,994

ProAssurance Corp.*

60

3,295

Navigators Group, Inc.*

30

1,950

The Midland Co.

30

1,941

3

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Cash America International,

National Financial Partners

Inc.†

60

$

1,938

Corp.†

30

$

1,368

Digital Realty Trust, Inc.†

50

1,918

Zenith National Insurance

FNB Corp.

130

1,911

Corp.†

30

1,342

Boston Private Financial

Financial Federal Corp.†

60

1,337

Holdings, Inc.†

70

1,896

Potlatch Corp.

30

1,333

Horace Mann Educators Corp.

100

1,894

Assured Guaranty Ltd.

50

1,327

Lexington Realty Trust†

130

1,890

Federal Agricultural

Provident Financial Services,

Mortgage Corp.

50

1,316

Inc.

130

1,875

First Merchants Corp.

60

1,310

Glacier Bancorp, Inc.†

100

1,874

Banco Latinoamericano de

Extra Space Storage, Inc.†

130

1,858

Exportaciones SA

80

1,305

Piper Jaffray Cos., Inc.*

40

1,853

Berkshire Hills Bancorp, Inc.

50

1,300

Sterling Savings Bank

110

1,847

Validus Holdings Ltd.*

50

1,299

Commerce Group, Inc.†

50

1,799

Susquehanna Bancshares,

Acadia Realty Trust†

70

1,793

Inc.†

70

1,291

Sterling Bancshares, Inc.

150

1,674

Bancfirst Corp.

30

1,285

Chemical Financial Corp.†

70

1,665

Ramco-Gershenson Properties

N B T BANCORP INC

70

1,597

Trust

60

1,282

Ashford Hospitality Trust,

Texas Capital Bancshares,

Inc.†

220

1,582

Inc.*

70

1,277

United Community Banks,

LTC Properties, Inc.†

50

1,252

Inc.

100

1,580

Peoples Bancorp, Inc.

50

1,244

MFA Mortgage Investments,

American Physicians Capital,

Inc.†

170

1,572

Inc.†

30

1,244

Alabama National

Amerisafe, Inc.*

80

1,241

Bancorporation

20

1,556

Amtrust Financial Services,

Renasant Corp.

70

1,510

Inc.†

90

1,239

MCG Capital Corp.

130

1,507

First Bancorp Puerto Rico†

170

1,239

First Charter Corp.†

50

1,493

AmericanWest Bancorp

70

1,234

Hercules Technology Growth

Capital Trust, Inc. — Class

Capital, Inc.

120

1,490

A†

40

1,226

Parkway Properties, Inc.

40

1,479

First Midwest Bancorp, Inc.†

40

1,224

Highwoods Properties, Inc.†

50

1,469

First Mercury Financial

Gramercy Capital Corp.†

60

1,459

Corp.*

50

1,220

FirstFed Financial Corp.*†

40

1,433

Hilb Rogal & Hobbs Co.

30

1,217

Medical Properties Trust Inc.†

140

1,427

Winthrop Realty Trust

230

1,217

Chittenden Corp.

40

1,425

DCT Industrial Trust, Inc.

130

1,210

First Financial Corp.

50

1,417

SeaBright Insurance

Harleysville Group, Inc.

40

1,415

Holdings, Inc.*

80

1,206

Post Properties, Inc.

40

1,405

FirstMerit Corp.†

60

1,201

IBERIABANK Corp.†

30

1,402

Community Bank System,

Presidential Life Corp.

80

1,401

Inc.

60

1,192

Sandy Spring Bancorp, Inc.

50

1,391

Portfolio Recovery

GAMCO Investors, Inc. —

Associates, Inc.†

30

1,190

Class A†

20

1,384

CNA Surety Corp.*

60

1,187

First Industrial Realty Trust,

JER Investors Trust, Inc.†

110

1,185

Inc.†

40

1,384

Prospect Capital Corp.†

90

1,174

FBL Financial Group, Inc. —

United Fire & Casualty Co.

40

1,164

Class A

40

1,381

NorthStar Realty Finance

Corp.†

130

1,160

4

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

SWS Group, Inc.

90

$

1,140

Home Properties, Inc.†

20

$

897

First Bancorp

60

1,133

Columbia Banking Systems,

Flagstone Reinsurance

Inc.†

30

892

Holdings

80

1,112

Westamerica Bancorporation†

20

891

West Coast Bancorp

60

1,110

Advanta Corp.

110

888

Central Pacific Financial

Triad Guaranty, Inc.*†

90

882

Corp.

60

1,108

Deerfield Capital Corp.†

110

880

Sun Bancorp, Inc.- NJ*

70

1,105

Mid-America Apartment

Baldwind & Lyons, Inc. —

Communities, Inc.†

20

855

Class B

40

1,098

Inland Real Estate Corp.†

60

850

Great Southern Bancorp, Inc.

50

1,098

Bank Mutual Corp.

80

846

Hilltop Holdings, Inc.*

100

1,092

Argo Group International

PFF Bancorp, Inc.†

90

1,084

Holdings Ltd.*

20

843

Kohlberg Capital Corp.

90

1,080

Resource Capital Corp.

90

838

Asta Funding, Inc.†

40

1,058

National Health Investors,

Mission West Properties

110

1,046

Inc.

30

837

Community Bancorp*

60

1,042

First State Bancorporation

60

834

optionsXpress Holdings, Inc.†

30

1,015

Ocwen Financial Corp.*†

150

831

WSFS Financial Corp.

20

1,004

WesBanco, Inc.

40

824

United America Indemnity

World Acceptance Corp.*†

30

809

Ltd. - Class A*

50

996

Sovran Self Storage, Inc.†

20

802

Sierra Bancorp†

40

996

TrustCo Bank Corp.†

80

794

Anworth Mortgage Asset

Preferred Bank

30

781

Corp.†

120

991

FelCor Lodging Trust, Inc.†

50

779

Interactive Brokers Group,

Newcastle Investment Corp.†

60

778

Inc. — Class A*

30

970

MarketAxess Holdings, Inc.*

60

770

Darwin Professional

Green Bankshares, Inc.

40

768

Underwriters, Inc.*

40

967

UMB Financial Corp.†

20

767

Arbor Realty Trust, Inc.

60

967

Healthcare Realty Trust, Inc.†

30

762

Thomas Weisel Partners

Trustmark Corp.†

30

761

Group, Inc.*

70

961

Independent Bank Corp.

80

760

Corus Bankshares, Inc.†

90

960

Bankunited Financial Corp.

Castlepoint Holdings Ltd.

80

960

— Class A†

110

759

GFI Group, Inc.*

10

957

Tanger Factory Outlet

LaSalle Hotel Properties†

30

957

Centers, Inc.†

20

754

Hallmark Financial Services,

Midwest Banc Holdings, Inc.

60

745

Inc.*†

60

952

Frontier Financial Corp.†

40

743

Corporate Office Properties

Security Bank Corp.†

80

731

Trust SBI†

30

945

Hanmi Financial Corp.

80

690

Washington Real Estate

Greenhill & Co., Inc.†

10

665

Investment Trust†

30

942

Irwin Financial Corp.

90

662

Anthracite Capital, Inc.†

130

941

Royal Bancshares of

NewAlliance Bancshares, Inc.

80

922

Pennsylvania, Inc. —

Cedar Shopping Centers, Inc.

90

921

Class A

60

660

Selective Insurance Group,

First Indiana Corp.

20

640

Inc.

40

920

Pennsylvania Real Estate

BRT Realty Trust†

60

918

Investment Trust

20

594

Brookline Bancorp, Inc.

90

914

Maguire Properties, Inc.†

20

589

Ezcorp, Inc. — Class A*

80

903

Saul Centers, Inc.

10

534

BankAtlantic Bancorp, Inc.

PS Business Parks, Inc.

10

526

— Class A

220

902

Franklin Bank Corp.*

120

517

5

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Equity Lifestyle Properties,

Bio-Rad Laboratories, Inc. —

Inc.

10

$

457

Class A*

30

$

3,109

Old National Bancorp†

30

449

Affymetrix, Inc.*†

130

3,008

Cousins Properties, Inc.†

20

442

Alexion Pharmaceuticals,

Eastgroup Properties, Inc.†

10

419

Inc.*

40

3,001

Hancock Holding Co.†

10

382

Owens & Minor, Inc.†

70

2,970

First Financial Bankshares,

Alkermes, Inc.*

190

2,962

Inc.

10

377

Psychiatric Solutions, Inc.*†

90

2,925

Meadowbrook Insurance

Medicis Pharmaceutical Corp.

Group, Inc.*

40

376

— Class A†

110

2,857

Employers Holdings, Inc.

20

334

Chemed Corp.

50

2,794

Wintrust Financial Corp.†

10

331

NuVasive, Inc.*

70

2,766

Franklin Street Properties

Ventana Medical Systems,

Corp., Inc.†

20

296

Inc.*

30

2,617

S&T Bancorp, Inc.

10

276

LifeCell Corp.*

60

2,587

American Campus

Universal American Financial

Communities, Inc.

10

269

Corp.*

100

2,559

Simmons First National Corp.

10

265

Applera Corp. - Celera

KBW, Inc.*†

10

256

Group*

160

2,539

Equity One, Inc.†

10

230

Dionex Corp.*

30

2,486

Provident Bankshares Corp.

10

214

Centene Corp.*†

90

2,470

First Commonwealth

Amedisys, Inc.*†

50

2,426

Financial Corp.†

20

213

Parexel International Corp.*

50

2,415

CVB Financial Corp.†

20

207

Meridian Bioscience, Inc.

80

2,406

RAIT Financial Trust†

20

172

ArthroCare Corp.*†

50

2,402

National Penn Bancshares,

Medarex, Inc.*†

230

2,397

Inc.†

10

151

Martek Biosciences Corp.*†

80

2,366

Investors Bancorp, Inc.*†

10

141

Orthofix International NV*

40

2,319

Total Financials

________

301,016

Eclipsys Corp.*†

90

2,278

Valeant Pharmaceuticals

HEALTH CARE 6.3%

International*†

190

2,274

Hologic, Inc.*†

170

11,669

Cubist Pharmaceuticals,

BioMarin Pharmaceuticals,

Inc.*†

110

2,256

Inc.*†

150

5,310

XenoPort, Inc.*†

40

2,235

Onyx Pharmaceuticals, Inc.*

90

5,006

American Medical Systems

MGI Pharma, Inc.*

120

4,864

Holdings, Inc.*†

150

2,169

Perrigo Co.†

130

4,551

inVentiv Health, Inc.*

70

2,167

OSI Pharmaceuticals, Inc.*

90

4,366

Immucor, Inc.*

60

2,039

Inverness Medical

Analogic Corp.

30

2,032

Innovations, Inc.*†

70

3,933

Alpharma, Inc. — Class A*†

100

2,015

United Therapeutics Corp.*†

40

3,906

Align Technology, Inc.*†

120

2,002

Adams Respiratory

Phase Forward, Inc.*

90

1,957

Therapeutics, Inc.*

60

3,584

Apria Healthcare Group, Inc.*

90

1,941

Illumina, Inc.*†

60

3,556

Par Pharmaceutical Cos.,

AMERIGROUP Corp.*†

90

3,280

Inc.*

80

1,920

Varian, Inc.*

50

3,265

Healthspring, Inc.*

100

1,905

Magellan Health Services,

AmSurg Corp.*

70

1,894

Inc.*

70

3,264

Sun Healthcare Group, Inc.*

110

1,889

Myriad Genetics, Inc.*†

70

3,249

Omnicell, Inc.*

70

1,885

Steris Corp.†

110

3,172

Invacare Corp.†

70

1,764

Haemonetics Corp.*

50

3,151

Res-Care, Inc.*

70

1,761

6

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Healthways, Inc.*†

30

$

1,753

Viropharma, Inc.*†

150

$

1,191

Symmetry Medical, Inc.*

100

1,743

Emergency Medical Services

Bruker BioSciences Corp.*

130

1,729

Corp. — Class A*†

40

1,171

AMN Healthcare Services,

Quidel Corp.*

60

1,168

Inc.*

100

1,717

Zoll Medical Corp.*

40

1,069

SonoSite, Inc.*†

50

1,684

Cynosure, Inc.*†

40

1,058

Integra LifeSciences Holdings

Dendreon Corp.*†

170

1,057

Corp.*†

40

1,677

Human Genome Sciences,

Sirona Dental Systems, Inc.*

50

1,674

Inc.*†

100

1,044

Matria Healthcare, Inc.*

70

1,664

Seattle Genetics, Inc.*†

90

1,026

Sciele Pharma, Inc.*†

80

1,636

Salix Pharmaceuticals Ltd.*†

130

1,024

SurModics, Inc.*†

30

1,628

Cantel Medical Corp.*

70

1,021

Conmed Corp.*†

70

1,618

Cross Country Healthcare,

PharmaNet Development

Inc.*

70

997

Group, Inc.*

40

1,568

Isis Pharmaceuticals, Inc.*†

60

945

The Trizetto Group, Inc.*†

90

1,563

Halozyme Therapeutics,

National Healthcare Corp.

30

1,551

Inc.*†

130

924

Molina Healthcare, Inc.*†

40

1,548

Sunrise Senior Living, Inc.*

30

920

Vital Signs, Inc.†

30

1,534

Wright Medical Group, Inc.*†

30

875

Gentiva Health Services,

Exelixis, Inc.*

100

863

Inc.*†

80

1,523

KV Pharmaceutical Co.*†

30

856

Air Methods Corp.*

30

1,490

Geron Corp.*†

150

852

Kendle International, Inc.*†

30

1,468

Nabi Biopharmaceuticals*†

230

830

Datascope Corp.

40

1,456

West Pharmaceutical

Alnylam Pharmaceuticals,

Services, Inc.

20

812

Inc.*†

50

1,454

OraSure Technologies, Inc.*

90

800

ICU Medical, Inc.*†

40

1,440

PSS World Medical, Inc.*†

40

783

Enzon Pharmaceuticals,

Mentor Corp.†

20

782

Inc.*†

150

1,430

Ariad Pharmaceuticals, Inc.*

180

765

eResearch Technology, Inc.*

120

1,418

Obagi Medical Products,

Greatbatch, Inc.*†

70

1,399

Inc.*

40

732

Bentley Pharmaceuticals,

CytRx Corp.*†

250

710

Inc.*†

90

1,358

AMAG Pharmaceuticals,

Natus Medical, Inc.*

70

1,355

Inc.*†

10

601

RehabCare Group, Inc.*

60

1,354

Allscripts Healthcare

Cepheid, Inc.*

50

1,318

Solutions, Inc.*†

30

583

Albany Molecular Research,

Neurocrine Biosciences, Inc.*

90

409

Inc.*

90

1,294

Medicines Co.*

20

383

Nektar Therapeutics*

190

1,275

Thoratec Corp.*

20

364

Healthsouth Corp.*†

60

1,260

Incyte Corp.*

30

302

Pharmion Corp.*†

20

1,257

Auxilium Pharmaceuticals,

Medical Action Industries,

Inc.*

10

300

Inc.*†

60

1,251

HealthExtras, Inc.*

10

261

Merit Medical Systems, Inc.*

90

1,251

Kindred Healthcare, Inc.*

10

250

LHC Group, Inc.*

50

1,249

Savient Pharmaceuticals,

Medcath Corp.*

50

1,228

Inc.*†

10

230

Cypress Bioscience, Inc.*†

110

1,213

Total Health Care

________

253,284

Regeneron Pharmaceuticals,

Inc.*†

50

1,208

INDUSTRIALS 6.0%

MWI Veterinary Supply,

FTI Consulting, Inc.*†

80

4,931

Inc.*

30

1,200

Genlyte Group, Inc.*

50

4,760

7

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Bucyrus International, Inc. —

Walter Industries, Inc.†

50

$

1,796

Class A

40

$

3,976

Interface, Inc. — Class A†

110

1,795

Acuity Brands, Inc.†

80

3,600

Republic Airways Holdings,

Herman Miller, Inc.

110

3,563

Inc.*

90

1,763

Belden, Inc.†

80

3,560

A.O. Smith Corp.

50

1,752

Actuant Corp. — Class A

100

3,401

Nordson Corp.†

30

1,739

Waste Connections, Inc.*

110

3,399

NCI Building Systems, Inc.*†

60

1,727

Watson Wyatt & Co.

Rush Enterprises, Inc. - Class

Holdings†

70

3,249

A*

95

1,727

Teledyne Technologies, Inc.*

60

3,200

GeoEye, Inc.*†

50

1,682

GrafTech International Ltd.*

180

3,195

Comfort Systerms USA, Inc.

130

1,661

Barnes Group, Inc.†

90

3,005

Columbus McKinnon Corp.

Deluxe Corp.

90

2,960

— Class A*

50

1,631

SkyWest, Inc.†

110

2,953

Atlas Air Worldwide

EMCOR Group, Inc.*

120

2,836

Holdings Co., Inc.*

30

1,627

IKON Office Solutions, Inc.

210

2,734

Old Dominion Freight Line,

Regal-Beloit Corp.

60

2,697

Inc.*†

70

1,618

Baldor Electric Co.

80

2,693

M&F Worldwide Corp.*†

30

1,615

Esterline Technologies

DynCorp International, Inc. -

Corp.*†

50

2,587

Class A*

60

1,613

Granite Construction, Inc.

70

2,533

Cubic Corp.

40

1,568

Triumph Group, Inc.

30

2,470

LB Foster Co. — Class A*

30

1,552

Wabtec Corp.

70

2,411

Chart Industries, Inc.*

50

1,545

Applied Industrial

Interline Brands, Inc.*

70

1,534

Technologies, Inc.

80

2,322

Werner Enterprises, Inc.†

90

1,533

Mueller Industries, Inc.

80

2,319

II-VI, Inc.*

50

1,527

United Stationers, Inc.*

50

2,310

Clarcor, Inc.

40

1,519

Robbins & Myers, Inc.

30

2,269

Kadant, Inc.*

50

1,483

Alaska Air Group, Inc.*

90

2,251

Universal Forest Products,

Kaman Corp. — Class A

60

2,209

Inc.

50

1,473

Mueller Water Products, Inc. -

TrueBlue, Inc.*

100

1,448

Class A†

230

2,190

Superior Essex, Inc.*

60

1,440

Hexcel Corp.*

90

2,185

Consolidated Graphics, Inc.*

30

1,435

Simpson Manufacturing Co.,

Dollar Thrifty Automotive

Inc.†

80

2,127

Group, Inc.*

60

1,421

Perini Corp.*†

50

2,071

Twin Disc, Inc.

20

1,415

Woodward Governor Co.†

30

2,038

Bowne & Co., Inc.

80

1,408

Curtiss-Wright Corp.†

40

2,008

Brady Corp. — Class A†

40

1,404

Goodman Global, Inc.*

80

1,963

Gibraltar Industries, Inc.

90

1,388

UAP Holding Corp.

50

1,930

School Specialty, Inc.*

40

1,382

Korn/Ferry International,

Moog, Inc. — Class A*†

30

1,374

Inc.*

100

1,882

Apogee Enterprises, Inc.

80

1,369

G & K Services, Inc. — Class

AirTran Holdings, Inc.*

190

1,360

A

50

1,876

Integrated Electrical Services,

Heidrick & Struggles

Inc.*

70

1,315

International, Inc.†

50

1,855

Spherion Corp.*

180

1,310

Circor International, Inc.

40

1,854

Hurco Cos., Inc.*†

30

1,309

EnPro Industries, Inc.*

60

1,839

LSI Industries, Inc.

70

1,274

Watsco, Inc.†

50

1,838

Encore Wire Corp.†

80

1,274

ABM Industries, Inc.

90

1,835

COMSYS IT Partners, Inc.*

80

1,262

IHS, Inc.*

30

1,817

Park-Ohio Holdings Corp.*

50

1,255

8

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Schawk, Inc.

80

$

1,242

ESCO Technologies, Inc.*†

20

$

799

PHH Corp.*

70

1,235

Eagle Bulk Shipping, Inc.†

30

797

Michael Baker Corp.*

30

1,233

Middleby Corp.*†

10

766

Navigant Consulting, Inc.*

90

1,230

AAR Corp.*

20

761

Pinnacle Airlines Corp.*

80

1,220

Griffon Corp.*†

60

747

CDI Corp.†

50

1,213

Albany International Corp. —

Preformed Line Products Co.†

20

1,190

Class A†

20

742

Northwest Pipe Co.*

30

1,174

Genesee & Wyoming, Inc. —

Kforce, Inc.*

120

1,170

Class A*

30

725

Ampco-Pittsburgh Corp. PLC

30

1,144

JetBlue Airways Corp.*†

120

708

AZZ, Inc.*

40

1,134

Briggs & Stratton Corp.†

30

680

Tredegar Corp.

70

1,126

Advisory Board Co.*

10

642

Federal Signal Corp.

100

1,122

Genco Shipping & Trading

Arkansas Best Corp.†

50

1,097

Ltd.

10

548

Kaydon Corp.†

20

1,091

American Superconductor

Heico Corp.†

20

1,090

Corp.*†

20

547

Waste Industries USA, Inc.

30

1,089

HUB Group, Inc. — Class

Dynamex, Inc.*

40

1,082

A*†

20

532

Standex International Corp.

60

1,047

Cenveo, Inc.*†

30

524

Mine Safety Appliances Co.†

20

1,037

Clean Harbors, Inc.*†

10

517

Pacer International, Inc.

70

1,022

Layne Christensen Co.*

10

492

Energy Conversion Devices,

CoStar Group, Inc.*

10

473

Inc.*†

30

1,009

Midwest Air Group, Inc.*

30

444

Celadon Group, Inc.*†

110

1,008

RBC Bearings, Inc.*

10

435

Hardinge, Inc.

60

1,007

Teletech Holdings, Inc.*

20

425

Pike Electric Corp.*

60

1,006

Resources Connection, Inc.

20

363

EnerSys*

40

998

American Commercial Lines,

NACCO Industries, Inc. —

Inc.*†

20

325

Class A

10

997

ACCO Brands Corp.*†

20

321

Courier Corp.

30

990

Viad Corp.

10

316

American Reprographics

Titan International, Inc.

10

313

Co.*†

60

989

Forward Air Corp.†

10

312

Blount International, Inc.*

80

985

Watts Industries, Inc. — Class

Orbital Sciences Corp.*

40

981

A†

10

298

Kenexa Corp. — Class A*

50

971

Knight Transportation, Inc.†

20

296

Ceradyne, Inc.*

20

939

Heartland Express, Inc.†

20

284

Kelly Services, Inc.

50

933

Administaff, Inc.

10

283

Cascade Corp.

20

929

Force Protection, Inc.*†

60

281

TransDigm Group, Inc.*

20

903

Healthcare Services Group†

10

212

Barrett Business Services,

Rollins, Inc.

10

192

Inc.

50

900

Mobile Mini, Inc.*

10

185

Ennis Inc.

50

900

Gencorp, Inc.*†

10

117

Valmont Industries, Inc.

10

891

FuelCell Energy, Inc.*†

10

99

Evergreen Solar, Inc.*†

50

864

Total Industrials

________

243,607

Taser International, Inc.*†

60

863

Tetra Tech, Inc.*†

40

860

CONSUMER DISCRETIONARY 5.7%

Aecom Technology Corp.*

30

857

Priceline.com, Inc.*†

60

6,892

Wabash National Corp.

110

846

Chipotle Mexican Grill, Inc.*

40

4,922

Geo Group, Inc.*†

30

840

DeVry, Inc.†

90

4,676

Knoll, Inc.

50

822

Bally Technologies Inc.*

90

4,475

Huron Consulting Group,

Inc.*

10

806

9

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Sotheby's Holdings, Inc. —

Aftermarket Technology

Class A†

110

$

4,191

Corp.*

60

$

1,636

Lear Corp.*†

130

3,596

Stage Stores, Inc.†

110

1,628

Aeropostale, Inc.*†

130

3,445

Champion Enterprises, Inc.*†

170

1,601

Tempur-Pedic International,

Cato Corp. — Class A†

100

1,566

Inc.†

130

3,376

Blockbuster, Inc. — Class

J. Crew Group, Inc.*†

70

3,375

A*†

400

1,560

Fossil, Inc.*

80

3,358

CEC Entertainment, Inc.*†

60

1,558

WMS Industries, Inc.*†

80

2,931

Deckers Outdoor Corp.*

10

1,551

Polaris Industries, Inc.†

60

2,866

Helen of Troy Ltd.*

90

1,543

Jack in the Box, Inc.*

110

2,835

DG FastChannel, Inc.*

60

1,538

Belo Corp. — Class A†

160

2,790

Blyth, Inc.

70

1,536

Warnaco Group, Inc.*†

80

2,784

Unifirst Corp.

40

1,520

Men's Wearhouse, Inc.†

100

2,698

Valassis Communications,

Regis Corp.

90

2,516

Inc.*†

130

1,520

Wolverine World Wide, Inc.

100

2,452

Dress Barn, Inc.*

120

1,501

Interactive Data Corp.

70

2,311

Life Time Fitness, Inc.*†

30

1,490

Gemstar-TV Guide

Media General, Inc.†

70

1,487

International, Inc.*†

480

2,285

RC2 Corp.*

50

1,403

Callaway Golf Co.

130

2,266

Drew Industries, Inc.*

50

1,370

Collective Brands, Inc.*

130

2,261

Skechers U.S.A., Inc. —

American Greetings Corp. —

Class A*

70

1,366

Class A†

110

2,233

Monro Muffler Brake, Inc.

70

1,364

Rent-A-Center, Inc.*†

150

2,178

Sonic Automotive, Inc.

70

1,355

Cooper Tire & Rubber Co.

130

2,155

Maidenform Brands, Inc.*

100

1,353

LKQ Corp.*†

100

2,102

Charming Shoppes, Inc.*

250

1,352

Scholastic Corp.*

60

2,093

Lin TV Corp. — Class A*

110

1,339

Bright Horizons Family

Universal Electronics, Inc.*

40

1,338

Solutions, Inc.*†

60

2,072

Buckle, Inc.

40

1,320

Tupperware Brands Corp.†

60

1,982

Red Robin Gourmet Burgers,

Iconix Brand Group, Inc.*

100

1,966

Inc.*

40

1,280

Jackson Hewitt Tax Service,

Movado Group, Inc.

50

1,264

Inc.

60

1,905

Avatar Holdings, Inc.*†

30

1,255

Bob Evans Farms, Inc.

70

1,885

Marathon Acquisition

Stewart Enterprises, Inc. —

Corp.*†

160

1,245

Class A

210

1,869

Speedway Motorsports, Inc.†

40

1,243

American Axle &

Systemax, Inc.†

60

1,219

Manufacturing Holdings,

Gaylord Entertainment Co.*†

30

1,214

Inc.†

100

1,862

Hooker Furniture Corp.†

60

1,206

Zale Corp.*†

110

1,767

Group 1 Automotive, Inc.†

50

1,187

Steiner Leisure Ltd.*†

40

1,766

Modine Manufacturing Co.

70

1,156

Columbia Sportswear Co.†

40

1,764

Monaco Coach Corp.†

130

1,154

Lee Enterprises, Inc.

120

1,758

Core-Mark Holding Co., Inc.*

40

1,149

Ethan Allen Interiors, Inc.†

60

1,710

Russ Berrie & Co., Inc.*

70

1,145

Jos. A. Bank Clothiers,

Fisher Communications, Inc.*

30

1,139

Inc.*†

60

1,707

Genesco, Inc.*†

30

1,134

Strayer Education, Inc.

10

1,706

Build-A-Bear Workshop,

Brown Shoe Co., Inc.†

110

1,669

Inc.*†

80

1,116

Pre-Paid Legal Services,

Steinway Musical Instruments

40

1,103

Inc.*†

30

1,660

CSS Industries, Inc.

30

1,101

Jakks Pacific, Inc.*

70

1,653

Weyco Group, Inc.

40

1,100

10

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Entravision Communications

Fred's, Inc.†

80

$

770

Corp. — Class A*

140

$

1,096

Benihana, Inc.*

60

765

Perry Ellis International, Inc.*

70

1,077

Asbury Automotive Group,

Vail Resorts, Inc.*

20

1,076

Inc.

50

753

Ruby Tuesday, Inc.†

110

1,072

DSW, Inc.*†

40

750

Marvel Entertainment, Inc.*

40

1,068

O'Charleys, Inc.

50

749

Netflix, Inc.*†

40

1,065

Monarch Casino & Resort,

INVESTools, Inc.*

60

1,064

Inc.*†

30

722

Amerigon, Inc.*

50

1,057

Big 5 Sporting Goods Corp.

50

721

Exide Technologies*†

130

1,040

Buffalo Wild Wings, Inc.*

30

697

G-III Apparel Group Ltd.*

70

1,034

Blue Nile, Inc.*†

10

681

FTD Group, Inc.

80

1,030

Jamba, Inc.*†

180

666

Conn's, Inc.*†

60

1,027

Jo-Ann Stores, Inc.*†

50

654

Sealy Corp.†

90

1,007

CBRL Group, Inc.

20

648

Furniture Brands

Marcus Corp.†

40

618

International, Inc.†

100

1,006

Gymboree Corp.*

20

609

Charter Communications, Inc.

CKX, Inc.*

50

600

— Class A*†

850

994

Beazer Homes USA, Inc.†

80

594

Hayes Lemmerz International,

Live Nation, Inc.*†

40

581

Inc.*

210

960

Pacific Sunwear of California,

Pinnacle Entertainment,

Inc.*†

40

564

Inc.*†

40

942

Spartan Motors, Inc.†

70

535

Matthews International Corp.

National CineMedia, Inc.

20

504

— Class A

20

937

CSK Auto Corp.*†

90

451

Global Sources Ltd.*

33

931

Under Armour, Inc.*†

10

437

Corinthian Colleges, Inc.*†

60

924

Aaron Rents, Inc.†

20

385

PEP Boys-Manny Moe &

Sally Beauty Holdings, Inc.*†

40

362

Jack†

80

918

Timberland Co. — Class A*

20

362

Multimedia Games, Inc.*†

110

917

Salem Communications Corp.

Ambassadors Group, Inc.

50

915

— Class A

50

330

AFC Enterprises, Inc.*

80

906

Cumulus Media, Inc. — Class

World Wrestling

A*†

40

322

Entertainment, Inc.

60

886

Riviera Holdings Corp.*

10

308

Sonic Corp.*†

40

876

Coinstar, Inc.*

10

282

Premier Exhibitions, Inc.*†

80

875

Ameristar Casinos, Inc.†

10

275

Cox Radio Inc. — Class A*

70

851

Tween Brands, Inc.*†

10

265

Winnebago Industries, Inc.†

40

841

CKE Restaurants, Inc.

20

264

Kellwood Co.

50

832

TiVo, Inc.*

30

250

Arbitron, Inc.

20

831

ArvinMeritor, Inc.†

20

235

NexCen Brands, Inc.*

170

823

P.F. Chang's China Bistro,

Journal Communications, Inc.

Inc.*†

10

228

— Class A†

90

805

Hibbett Sports Inc.*†

10

200

Steven Madden, Ltd.*

40

800

Texas Roadhouse, Inc.*†

10

111

Bluegreen Corp.*†

110

791

Borders Group, Inc.†

10

107

Triarc Cos., Inc. — Class B

90

788

Total Consumer Discretionary

________

231,062

Denny's Corp.*

210

788

Citadel Broadcasting Corp.†

380

783

ENERGY 2.9%

Tenneco, Inc.*

30

782

Exterran Holdings, Inc.*

70

5,726

Morningstar, Inc.*

10

778

Whiting Petroleum Corp.*

70

4,036

Carter's, Inc.*

40

774

Atwood Oceanics, Inc.*†

40

4,010

Quiksilver, Inc.*

90

772

11

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Alpha Natural Resources,

Aventine Renewable Energy

Inc.*†

110

$

3,573

Holdings, Inc.*

90

$

1,148

Mariner Energy, Inc.*†

150

3,432

Crosstex Energy, Inc.†

30

1,117

W-H Energy Services, Inc.*†

60

3,373

Dril-Quip, Inc.*

20

1,113

Hercules Offshore*†

140

3,329

Trico Marine Services, Inc.*†

30

1,111

Berry Petroleum Co. — Class

Union Drilling, Inc.*

70

1,104

A†

70

3,111

Carrizo Oil & Gas, Inc.*

20

1,095

Oil States International,

Newpark Resources, Inc.*

190

1,036

Inc.*†

90

3,071

Contango Oil & Gas Co.*

20

1,018

PetroHawk Energy Corp.*†

170

2,943

Harvest Natural Resources,

Comstock Resources, Inc.*

80

2,720

Inc.*

80

1,000

Swift Energy Co.*†

60

2,642

World Fuel Services Corp.

30

871

ION Geophysical Corp.*†

150

2,367

Warren Resources, Inc.*

60

848

Stone Energy Corp.*

50

2,345

Bill Barrett Corp.*

20

837

GulfMark Offshore, Inc.*

50

2,339

Callon Petroleum Co.*

50

823

Bristow Group, Inc.*†

40

2,266

Delta Petroleum Corp.*†

40

754

NATCO Group, Inc.*

40

2,166

Double Hull Tankers, Inc.†

60

734

USEC, Inc.*†

230

2,070

Knightsbridge Tankers Ltd.†

30

725

Grey Wolf, Inc.*†

380

2,025

Energy Partners Ltd.*

60

709

EXCO Resources, Inc.*

130

2,012

Oilsands Quest, Inc.*†

150

612

Rosetta Resources, Inc.*†

100

1,983

ATP Oil & Gas Corp.*†

10

505

Basic Energy Services, Inc.*†

90

1,975

Hornbeck Offshore Services,

CARBO Ceramics, Inc.†

50

1,860

Inc.*

10

450

Complete Production

Nordic American Tanker

Services, Inc.*†

100

1,797

Shipping†

10

328

Petroleum Development

Ship Finance International

Corp.*†

30

1,774

Ltd.†

10

277

Golar LNG Ltd.†

80

1,770

General Maritime Corp.

10

245

Parker Drilling Co.*

230

1,736

Parallel Petroleum Corp.*†

10

176

Lufkin Industries, Inc.

30

1,719

BPZ Resources, Inc.*

10

112

Concho Resources, Inc.*

80

1,649

Total Energy

________

115,178

T-3 Energy Services, Inc. —

Class A*

30

1,410

MATERIALS 2.3%

International Coal Group,

CF Industries Holdings, Inc.†

80

8,805

Inc.*†

260

1,394

Terra Industries, Inc.*†

140

6,686

Bois d'Arc Energy, Inc.*

70

1,389

AptarGroup, Inc.†

110

4,500

Uranium Resources, Inc.*†

110

1,373

Greif, Inc. — Class A

60

3,922

Alon USA Energy, Inc.†

50

1,359

Hercules, Inc.†

190

3,676

Bronco Drilling Co., Inc.*

90

1,336

Quanex Corp.†

60

3,114

Encore Acquisition Co.*†

40

1,335

OM Group, Inc.*

50

2,877

Matrix Service Co.*

60

1,309

Schnitzer Steel Industries,

Penn Virginia Corp.†

30

1,309

Inc. — Class A†

40

2,765

Arena Resources, Inc.*†

30

1,251

Olin Corp.

140

2,706

Pacific Ethanol, Inc.*†

150

1,231

Sensient Technologies Corp.

90

2,545

Delek US Holdings, Inc.

60

1,214

H.B. Fuller Co.†

110

2,469

Pioneer Drilling Co.*

100

1,188

Kaiser Aluminum Corp.†

30

2,384

Atlas America, Inc.

20

1,184

Rockwood Holdings, Inc.*†

70

2,325

Allis-Chalmers Energy,

Worthington Industries, Inc.

130

2,324

Inc.*†

80

1,180

Hecla Mining Co.*

230

2,151

Willbros Group, Inc.*

30

1,149

Rock-Tenn Co. — Class A

80

2,033

Ferro Corp.

90

1,866

12

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Brush Engineered Materials,

NorthWestern Corp.

80

$

2,360

Inc.*

50

$

1,851

El Paso Electric Co.*

90

2,301

LSB Industries, Inc.*†

60

1,693

ITC Holdings Corp.

40

2,257

Glatfelter

110

1,684

South Jersey Industries, Inc.

60

2,165

W.R. Grace & Co.*†

60

1,571

Portland General Electric Co.

70

1,945

Neenah Paper, Inc.

50

1,458

Piedmont Natural Gas Co.†

70

1,831

Texas Industries, Inc.†

20

1,402

Laclede Group, Inc.

50

1,712

RTI International Metals,

PNM Resources, Inc.†

60

1,287

Inc.*†

20

1,379

Consolidated Water Co., Inc.†

50

1,259

Buckeye Technologies, Inc.*

110

1,375

Central Vermont Public

A.M. Castle & Co.†

50

1,360

Service Corp.†

40

1,234

Calgon Carbon Corp.*†

80

1,271

IDACORP, Inc.†

30

1,057

Olympic Steel, Inc.

40

1,268

Unisource Energy Corp.

30

946

PolyOne Corp.*

190

1,250

Empire District Electric Co.†

40

911

NewMarket Corp.

20

1,114

Allete, Inc.†

20

792

Century Aluminum Co.*†

20

1,079

American States Water Co.

20

754

A. Schulman, Inc.

50

1,078

Avista Corp.

30

646

Universal Stainless & Alloy*

30

1,067

UIL Holding Corp.†

10

370

Silgan Holdings, Inc.

20

1,039

Otter Tail Power Co.†

10

346

Coeur d'Alene Mines Corp.*†

210

1,037

Total Utilities

________

49,175

Headwaters, Inc.*†

80

939

Metal Management, Inc.

20

911

CONSUMER STAPLES 1.2%

GenTek, Inc.*

30

878

Flowers Foods, Inc.†

130

3,043

Koppers Holdings, Inc.

20

865

Casey's General Stores, Inc.

100

2,961

Innospec, Inc.

50

858

Ruddick Corp.†

80

2,774

Horsehead Holding Corp.*

50

849

Universal Corp.†

50

2,561

Spartech Corp.†

60

846

Fresh Del Monte Produce,

AbitibiBowater, Inc.

40

824

Inc.*

70

2,351

Compass Minerals

Pilgrim's Pride Corp.

80

2,316

International, Inc.

20

820

Performance Food Group

Wausau Paper Corp.

90

809

Co.*†

80

2,150

Haynes International, Inc.*

10

695

Darling International, Inc.*

170

1,965

Minerals Technologies, Inc.

10

670

TreeHouse Foods, Inc.*

80

1,839

Myers Industries, Inc.†

40

579

Central European Distribution

Zoltek Cos., Inc.*†

10

429

Corp.*†

30

1,742

Arch Chemicals, Inc.

10

368

Sanderson Farms, Inc.†

50

1,689

Amcol International Corp.

10

360

Arden Group, Inc.

10

1,547

Royal Gold, Inc.†

10

305

WD-40 Co.

40

1,519

Apex Silver Mines Ltd.*†

20

305

Winn-Dixie Stores, Inc.*†

90

1,518

Total Materials

________

93,434

Elizabeth Arden, Inc.*

70

1,424

Nash Finch Co.†

40

1,411

UTILITIES 1.2%

Longs Drug Stores Corp.

30

1,410

Nicor, Inc.†

80

3,388

Cal-Maine Foods, Inc.

50

1,326

Black Hills Corp.†

70

3,087

American Oriental

Cleco Corp.†

110

3,058

Bioengineering, Inc. PLC*

110

1,219

WGL Holdings, Inc.†

90

2,948

Ralcorp Holdings, Inc.*

20

1,216

Aquila, Inc.*

700

2,611

Imperial Sugar Co., Inc.†

60

1,126

Westar Energy, Inc.†

100

2,594

Central Garden and Pet Co. -

New Jersey Resources Corp.

50

2,501

Class A*†

210

1,126

Northwest Natural Gas Co.†

50

2,433

Village Super Market

20

1,018

Southwest Gas Corp.

80

2,382

Hain Celestial Group, Inc.*†

30

960

13

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

United Natural Foods, Inc.*†

30

$

952

Global Crossing*

10

$

221

Farmer Brothers Co.

40

920

Total Telecommunication Services

________

27,072

Alliance One International,

Inc.*

200

814

Total Common Stocks

Reddy Ice Holdings, Inc.†

30

759

(Cost $1,572,194)

________

1,666,446

Chattem, Inc.*

10

755

Lancaster Colony Corp.

10

397

Face

Chiquita Brands International,

Amount

Inc.*†

20

368

REPURCHASE AGREEMENTS

Nu Skin Enterprises, Inc.

20

329

Great Atlantic & Pacific Tea

52.0%

Co.*†

10

313

Collateralized by U.S. Treasury

Tootsie Roll Industries, Inc.†

10

274

Obligations

Pantry, Inc.*

10

261

Mizuho Financial Group, Inc.

Vector Group Ltd.

10

201

issued 12/31/07 at 1.40%

Total Consumer Staples

________

48,554

due 01/02/08

$

1,208,710

1,208,710

Lehman Brothers Holdings,

TELECOMMUNICATION SERVICES 0.7%

Inc. issued 12/31/07 at

1.00% due 01/02/08

713,079

713,079

Time Warner Telecom, Inc.

Morgan Stanley issued

— Class A*†

150

3,043

12/31/07 at 1.20% due

Golden Telecom, Inc.*†

30

3,028

01/02/08

185,955

Cogent Communications

________

185,955

Group, Inc.*†

100

2,371

Cincinnati Bell, Inc.*

490

2,327

Total Repurchase Agreements

Premiere Global Services,

(Cost $2,107,744)

________

2,107,744

Inc.*

140

2,079

NTELOS Holdings Corp.

70

2,078

SECURITIES LENDING COLLATERAL 12.5%

Iowa Telecommunications

Investment in Securities Lending Short

Services, Inc.

90

1,463

Term

Shenandoah

Investment Portfolio Held by

Telecommunications Co.

60

1,439

U.S. Bank

506,076

________

506,076

Syniverse Holdings, Inc.*

90

1,402

Atlantic Tele-Network, Inc.

40

1,351

Total Securities Lending Collateral

Alaska Communications

(Cost $506,076)

________

506,076

Systems Group, Inc.

90

1,350

USA Mobility, Inc.*

90

1,287

Total Investments 105.7%

General Communication, Inc.

(Cost $4,186,014)

$

________

4,280,266

— Class A*

110

963

Liabilities in Excess of Other

Rural Cellular Corp. — Class

Assets – (5.7)%

$

________

(229,936)

A*

20

882

Fairpoint Communications,

Net Assets – 100.0%

$

4,050,330

Inc.†

50

651

Unrealized

North Pittsburgh Systems,

Contracts

Gain

Inc.

20

454

Futures Contracts Purchased

Cbeyond, Inc.*

10

390

March 2008 Russell 2000®

PAETEC Holding Corp.*†

30

293

Index Mini Futures Contracts

(Aggregate Market Value of

Contracts $847,000)

11 $

________

8,942

14

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Unrealized

Units

Gain (Loss)

Equity Index Swap Agreements Purchased

February 2008 Russell 2000®

Index Swap, Terminating

2/18/2008**

(Notional Market Value

$850,318)

1,110 $

16,984

March 2008 Russell 2000®

Index Swap, Terminating

3/28/2008**

(Notional Market Value

$708,198)

925

(9,033)

(Total Notional Market Value $1,558,516)

$

________

7,951

*

Non-Income Producing Security.

**

Price Return based on Russell 2000 Index +/- financing at a

variable rate.

†

All or a portion of this security is on loan at December 31, 2007.

15